Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues increased two percent sequentially to $125.5 million; GAAP earnings were $0.34 per diluted share; non-GAAP earnings were $0.46 per diluted share

Quarterly dividend rises by five percent to $0.20 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--November 7, 2023--Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended September 30, 2023. Net revenues for the third quarter were $125.5 million, up two percent compared to the prior quarter and down 22 percent from the third quarter of 2022. Net income for the third quarter was $19.8 million or $0.34 per diluted share compared to $0.26 per diluted share in the prior quarter and $0.80 per diluted share in the third quarter of 2022. Cash flow from operations for the third quarter was $26.7 million.

In addition to its GAAP results, the company provided non-GAAP measures that for the third quarter of 2023 exclude stock-based compensation, amortization of acquisition-related intangible assets and the related tax effects. Non-GAAP net income for the third quarter of 2023 was $26.6 million or $0.46 per diluted share compared to $0.36 per diluted share in the prior quarter and $0.84 per diluted share in the third quarter of 2022. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, chairman and CEO of Power Integrations: “Our results and forecast reflect the broad-based demand weakness and elevated supply-chain inventories cited by many of our peers this quarter. Notwithstanding the uncertain short-term outlook, our products are winning in the market, design activity remains healthy, and we are making excellent progress on growth initiatives such as EVs, efficient drivers for brushless DC motors, and our proprietary GaN technology.

“We took the next step on our GaN roadmap last month with the introduction of InnoSwitch™ ICs incorporating a 1250-volt PowiGaN™ switch. This breakthrough not only extends the efficiency benefits of GaN to a wider range of applications but also demonstrates that GaN will be a more cost-effective alternative to silicon carbide in the years ahead.”

Power Integrations paid a dividend of $0.19 per share on September 29, 2023, and will pay a dividend of $0.20 per share on December 29, 2023, to stockholders of record as of November 30, 2023. During the third quarter the company repurchased approximately 24,000 shares of its common stock for $1.8 million. The company had $73.4 million remaining on its repurchase authorization as of September 30, 2023.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2023:

  Revenues are expected to be $90 million plus or minus $5 million.
  Gross margins are expected to be similar to the third-quarter levels.
  GAAP operating expenses are expected to be approximately $50 million; non-GAAP operating expenses are expected to be approximately $42.5 million. Non-GAAP expenses are expected to exclude about $7.5 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/YTVcHvJE. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance and that GaN will be a more cost-effective alternative to silicon carbide are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 7, 2023. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations, InnoSwitch, PowiGaN and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
NET REVENUES	$125,511	$123,223	$160,233	$355,031	$526,368

COST OF REVENUES	59,566	60,377	68,198	172,283	226,815

GROSS PROFIT	65,945	62,846	92,035	182,748	299,553

OPERATING EXPENSES:
Research and development	24,064	24,517	23,205	72,562	70,390
Sales and marketing	16,224	17,017	14,700	49,126	46,840
General and administrative	7,945	8,671	5,759	24,950	21,432
Amortization of acquisition-related intangible assets	-	-	-	-	241
Other operating expenses, net	-	-	-	-	1,130
Total operating expenses	48,233	50,205	43,664	146,638	140,033

INCOME FROM OPERATIONS	17,712	12,641	48,371	36,110	159,520

OTHER INCOME	3,138	2,714	1,001	7,566	2,229

INCOME BEFORE INCOME TAXES	20,850	15,355	49,372	43,676	161,749

PROVISION FOR INCOME TAXES	1,054	562	3,408	2,212	13,713

NET INCOME	$19,796	$14,793	$45,964	$41,464	$148,036

EARNINGS PER SHARE:
Basic	$0.34	$0.26	$0.80	$0.72	$2.55
Diluted	$0.34	$0.26	$0.80	$0.72	$2.52

SHARES USED IN PER-SHARE CALCULATION:
Basic	57,383	57,355	57,172	57,282	58,039
Diluted	57,741	57,669	57,603	57,711	58,635

SUPPLEMENTAL INFORMATION:	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Stock-based compensation expenses included in:
Cost of revenues	$446	$446	$172	$1,193	$727
Research and development	2,895	2,429	2,334	7,992	7,712
Sales and marketing	1,787	1,621	1,267	5,061	4,392
General and administrative	1,777	2,256	(755)	6,779	2,879
Total stock-based compensation expense	$6,905	$6,752	$3,018	$21,025	$15,710

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$482	$482	$482	$1,446	$1,446

	Three Months Ended			Nine Months Ended
REVENUE MIX BY END MARKET	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Communications	32%	28%	16%	30%	20%
Computer	10%	14%	11%	12%	10%
Consumer	26%	29%	32%	26%	35%
Industrial	32%	29%	41%	32%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$65,945	$62,846	$92,035	$182,748	$299,553
GAAP gross margin	52.5%	51.0%	57.4%	51.5%	56.9%

Stock-based compensation included in cost of revenues	446	446	172	1,193	727
Amortization of acquisition-related intangible assets	482	482	482	1,446	1,446

Non-GAAP gross profit	$66,873	$63,774	$92,689	$185,387	$301,726
Non-GAAP gross margin	53.3%	51.8%	57.8%	52.2%	57.3%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF OPERATING EXPENSES	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
GAAP operating expenses	$48,233	$50,205	$43,664	$146,638	$140,033

Less:Stock-based compensation expense included in operating expenses
Research and development	2,895	2,429	2,334	7,992	7,712
Sales and marketing	1,787	1,621	1,267	5,061	4,392
General and administrative	1,777	2,256	(755)	6,779	2,879
Total	6,459	6,306	2,846	19,832	14,983

Amortization of acquisition-related intangible assets	-	-	-	-	241
Other operating expenses, net	-	-	-	-	1,130

Non-GAAP operating expenses	$41,774	$43,899	$40,818	$126,806	$123,679

	Three Months Ended			Nine Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
GAAP income from operations	$17,712	$12,641	$48,371	$36,110	$159,520
GAAP operating margin	14.1%	10.3%	30.2%	10.2%	30.3%

Add:Total stock-based compensation	6,905	6,752	3,018	21,025	15,710
Amortization of acquisition-related intangible assets	482	482	482	1,446	1,687
Other operating expenses, net	-	-	-	-	1,130

Non-GAAP income from operations	$25,099	$19,875	$51,871	$58,581	$178,047
Non-GAAP operating margin	20.0%	16.1%	32.4%	16.5%	33.8%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
GAAP provision for income taxes	$1,054	$562	$3,408	$2,212	$13,713
GAAP effective tax rate	5.1%	3.7%	6.9%	5.1%	8.5%

Tax effect of adjustments to GAAP results	(580)	(1,016)	(1,116)	(2,097)	(2,497)

Non-GAAP provision for income taxes	$1,634	$1,578	$4,524	$4,309	$16,210
Non-GAAP effective tax rate	5.8%	7.0%	8.6%	6.5%	9.0%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
GAAP net income	$19,796	$14,793	$45,964	$41,464	$148,036

Adjustments to GAAP net income
Stock-based compensation	6,905	6,752	3,018	21,025	15,710
Amortization of acquisition-related intangible assets	482	482	482	1,446	1,687
Other operating expenses, net	-	-	-	-	1,130
Tax effect of items excluded from non-GAAP results	(580)	(1,016)	(1,116)	(2,097)	(2,497)

Non-GAAP net income	$26,603	$21,011	$48,348	$61,838	$164,066

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	57,741	57,669	57,603	57,711	58,635

Non-GAAP net income per share (diluted)	$0.46	$0.36	$0.84	$1.07	$2.80

GAAP net income per share (diluted)	$0.34	$0.26	$0.80	$0.72	$2.52

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2023	June 30, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$94,743	$84,096	$105,372
Short-term marketable securities	261,896	262,219	248,441
Accounts receivable, net	28,539	32,077	20,836
Inventories	150,246	149,741	135,420
Prepaid expenses and other current assets	20,692	22,854	15,004
Total current assets	556,116	550,987	525,073

PROPERTY AND EQUIPMENT, net	166,391	168,066	176,681
INTANGIBLE ASSETS, net	4,967	5,511	6,597
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	28,943	21,771	19,034
OTHER ASSETS	17,224	21,273	20,862
Total assets	$865,490	$859,457	$840,096

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$28,553	$40,531	$30,088
Accrued payroll and related expenses	13,778	14,041	14,778
Taxes payable	774	704	938
Other accrued liabilities	10,316	9,543	12,572
Total current liabilities	53,421	64,819	58,376

LONG-TERM LIABILITIES:
Income taxes payable	16,724	16,009	15,757
Other liabilities	10,288	10,700	10,747
Total liabilities	80,433	91,528	84,880

STOCKHOLDERS' EQUITY:
Common stock	23	23	24
Additional paid-in capital	19,429	11,220	-
Accumulated other comprehensive loss	(5,730)	(5,757)	(7,344)
Retained earnings	771,335	762,443	762,536
Total stockholders' equity	785,057	767,929	755,216
Total liabilities and stockholders' equity	$865,490	$859,457	$840,096

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$19,796	$14,793	$45,964	$41,464	$148,036
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,663	8,692	8,881	26,316	26,055
Amortization of intangible assets	544	543	543	1,630	1,871
Loss on disposal of property and equipment	64	15	128	86	1,162
Stock-based compensation expense	6,905	6,752	3,018	21,025	15,710
Amortization of premium on marketable securities	(273)	15	771	146	2,638
Deferred income taxes	(7,170)	(2,044)	(4,108)	(9,952)	(7,390)
Increase (decrease) in accounts receivable allowance for credit losses	-	-	431	(454)	690
Change in operating assets and liabilities:
Accounts receivable	3,538	(11,492)	11,474	(7,249)	24,628
Inventories	(505)	(7,297)	(8,834)	(14,826)	(20,826)
Prepaid expenses and other assets	6,404	(4,939)	4,353	(837)	8,428
Accounts payable	(11,695)	5,887	(11,451)	(2,882)	(5,874)
Taxes payable and other accrued liabilities	455	(4,744)	(1,344)	(4,975)	(3,883)
Net cash provided by operating activities	26,726	6,181	49,826	49,492	191,245

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(7,530)	(3,129)	(5,500)	(14,741)	(33,444)
Proceeds from sale of property and equipment	-	-	-	-	1,202
Purchases of marketable securities	(62,205)	(73,888)	(6,534)	(173,015)	(27,244)
Proceeds from sales and maturities of marketable securities	63,256	75,948	35,487	161,897	161,014
Net cash provided by (used in) investing activities	(6,479)	(1,069)	23,453	(25,859)	101,528

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	3,139	-	3,105	6,237	6,162
Repurchase of common stock	(1,835)	(4,312)	-	(7,834)	(292,349)
Payments of dividends to stockholders	(10,904)	(10,893)	(10,293)	(32,665)	(31,229)
Net cash used in financing activities	(9,600)	(15,205)	(7,188)	(34,262)	(317,416)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,647	(10,093)	66,091	(10,629)	(24,643)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	84,096	94,189	67,383	105,372	158,117

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$94,743	$84,096	$133,474	$94,743	$133,474

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com